UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 5, 2001


                             CTB INTERNATIONAL CORP.
             (Exact name of registrant as specified in the charter)

                        Commission File Number 000-22973

           Indiana                                          35-1970751
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)

           State Road 15 North, P.O. Box 2000, Milford, IN 46542-2000
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (219)-658-4191

Item 5.  Other Events.
         The following are filed as Exhibits to the Report.
         Exhibit Number 99.1:  Press Release dated December 28, 2000


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CTB International Corp.

Dated:  January 5, 2001               By /s/ Don J. Steinhilber
                                      ---------------------------
                                      Don J. Steinhilber
                                      Vice President and Chief Financial Officer